EXHIBIT 10.2


               ASSUMPTION AGREEMENT, dated as of December 31, 2004, made by NBC TEXTBOOKS LLC, a Delaware limited liability company (the "ADDITIONAL GRANTOR"), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

               WHEREAS, NBC Holdings Corp. ("SUPERHOLDINGS"), NBC Acquisition Corp. ("Holdings"), Nebraska Book Company, Inc. (the "BORROWER"), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, as amended by the First Amendment, dated as of August 6, 2004, and as amended by the Second Amendment, dated as of October 20, 2004 (as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

               WHEREAS, in connection with the Credit Agreement, SuperHoldings, Holdings, the Borrower and certain of their Affiliates (other than the Additional Grantor) have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, and as further amended and restated as of March 4, 2004 (as further amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Secured Parties;

               WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

               WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

               NOW, THEREFORE, IT IS AGREED:

               1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1,3,4 and 5 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

               2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                      NBC TEXTBOOKS LLC



                                      By:  /s/  Alan G. Siemek
                                          --------------------------------------
                                         Name:  Alan G. Siemek
                                         Title: Treasurer

                                                                       ANNEX 1-A


Supplement to SCHEDULE 1 - Notice Address of Additional Grantor

NBC Textbooks LLC
4700 South 19th Street
Lincoln, Nebraska  68512
Attn: Senior Vice President of Operations

Supplement to SCHEDULE 3 - Filings and Other Actions Required to Perfect
                           Security Interests


                         UNIFORM COMMERCIAL CODE FILINGS


Grantor                      State                     Jurisdiction
-------                      -----                     ------------

NBC Textbooks LLC            DE                        Secretary of State

Supplement to SCHEDULE 4 - Location of Jurisdiction of Organization and Chief
                           Executive Office

Grantor's Name and                 Location of Chief           Organizational ID
Jurisdiction of Organization       Executive Office            Number
----------------------------       ------------------          -----------------

NBC Textbooks LLC, a Delaware      Lincoln, Nebraska           3870612
limited liability company

Supplement to SCHEDULE 5 - Location of Inventory and Equipment

NBC Textbooks LLC has collateral at the following locations:

Location Number          Entity Name/Location Address
---------------          ----------------------------

080                      4700 South 19th Street, Lincoln, Nebraska  68512
080-2                    5240 South 19th Street, Lincoln, Nebraska  68512
080-3                    5001 South 19th Street, Lincoln, Nebraska  68512
080-4                    523 Jasper Street, West Columbia, South Carolina  29169
081                      6590 Darin Way, Cypress, California  90810